EXHIBIT 10.2



NOTE:     CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS
          OF THIS EXHIBIT



                        SUPPLY AGREEMENT

This Supply Agreement (this "Agreement") is made effective as of the 1st day of January 1997 by and between Coors Brewing Company ("COORS"), a Colorado corporation with its principal place of business in Golden, Colorado, and Graphic Packaging Corporation ("GPC"), a Delaware corporation with its principal place of business in Wayne, Pennsylvania.

Upon execution of this Agreement by representatives of both parties, this Agreement shall supersede and replace the Supply
Agreement between the parties dated December 28, 1992.

1.0  PURPOSE

     The purpose of this Agreement is to set forth the terms and conditions under which GPC will provide to COORS those paperboard and paper label and film label packaging products: (i) listed on Schedule A, and (ii), provided the parties agree upon pricing for such, for new brands to be packaged in the COORS Plants (as hereinafter defined) and for brand extensions of those COORS' brands currently being labeled with, or packaged in, products listed on Schedule A , such products described in clauses (i) and (ii) being collectively referred to herein as "Products". Upon any paperboard, paper label or film label packaging product becoming a "Product" in accordance with clause (ii) of the prior sentence, Schedule A shall be automatically amended thereafter to include such Product. Notwithstanding any provision to the contrary, COORS agrees that, in the event the parties cannot agree as to pricing of a paperboard, paper label or film label packaging product in accordance with clause (ii) of the first sentence of this Section 1.0, COORS shall not enter into an agreement with a third party to supply any such product at a price greater than the lowest price proposed by GPC to COORS for such product without GPC first having the opportunity to supply such product at such greater price.

2.0  TERM

     This Agreement shall commence on January 1, 1997 and shall continue in effect through December 31, 1999 (the "Initial Term"). No later than twenty-four months prior to the expiration of the Term (as hereinafter defined), the parties may agree to extend the remaining term of this Agreement for an additional one year term on terms and conditions mutually acceptable to the parties (including COORS' satisfaction that GPC has made adequate progress toward competitive pricing), each such additional one-year term being a "Renewal Term" and all Renewal Terms together with the Initial Term being referred to jointly as the "Term". So long as the parties are under common control, the annual decision of the parties, whether or not to extend the term by one year, shall be presented to the board of directors of each party for ratification no later than December 31 of each year (unless an election not to extend has been made by a party and ratified by the board of directors of such party in accordance with this Section 2.0 prior to such time), and shall not be effective unless (a) in the event of an election to extend the Term, such election has been ratified by the boards of directors of both parties hereto or (b) in the event of an election not to extend the Term, such election has been ratified by the board of directors of the party electing to not extend the Term.

3.0  QUANTITY AND OPPORTUNITY TO SUPPLY

     3.1 During the Term and except as otherwise provided, COORS agrees to purchase and GPC agrees to supply 100% of COORS requirements, as such requirements may exist from time to time, for Products at its three current locations: Golden, Colorado ("COORS-Golden"), Memphis, Tennessee ("COORS-Memphis") and Elkton, Virginia ("COORS-Shenandoah" and, together with COORS-Golden and COORS-Memphis, the "COORS Plants"). COORS makes no representation as to volume requirements for any Product hereunder.

     3.2 During the Term, COORS shall provide GPC with a bona fide right to compete for all opportunities to supply paperboard and paper label and film label packaging products that are: (i) not Products or (ii) related to the acquisition or construction of new brewing and beverage production facilities by COORS, the contract brewing of beverages by COORS or the outsourcing to any third party by means of contract or license of any brewing or packaging by COORS; provided, however, that COORS shall be excused from the foregoing if by doing so, COORS reasonably believes that it may violate commitments to third parties: (a) existing on the date hereof, (b) existing at a brewing or beverage production facility as of the date COORS acquires such brewing or beverage production facilities, or (c) existing with such contract brewer or such third party as of the date COORS enters into such contract or license. If COORS selects GPC to supply paperboard and paper label and film label packaging products pursuant to this paragraph, then such products shall become Products hereunder.

4.0  CONSIDERATION

     4.1 In consideration for GPC's ongoing performance of its obligations pursuant to the terms and provisions set forth herein, COORS hereby agrees to pay GPC on an ongoing basis for the supply of Products in accordance with the pricing schedule set forth on Schedule B hereto, incorporated herein by reference (such pricing schedule, as amended from time to time in accordance with the provisions of this Agreement, being the "Pricing Schedule").

     4.2 All invoices for products supplied by GPC to COORS pursuant to this Agreement shall be mailed to:

               Coors Brewing Company
               Accounts Payable Department
               P.O. Box 889
               Golden, CO  80402

          Payment terms hereunder shall be *** for invoices issued on the *** day through the *** day of any month that are paid on or before the *** day of such month (or the ***, if shorter) and invoices issued on the *** day of any month through the *** day of the subsequent month that are paid on or before the *** day of such subsequent month. GPC shall mail invoices within *** days of shipment for items other than those set forth on the Pricing Schedule for which the payment terms shall be that invoices issued on any day of a calendar month shall be paid as billed (without discount) on or before the *** day of the subsequent month. Amounts due and owing by COORS and not paid in accordance with the payment terms herein shall accrue interest at a rate of ***. Invoices not billed by GPC within *** days of GPC shipment or performance of services shall give COORS the right to not pay such invoices as provided in Section 5.6.

     4.3  Except with respect to *** as provided for pursuant to
          Section 4.4, GPC shall be responsible for and *** during the Initial Term; provided, however, that with respect to any Renewal Term, GPC and COORS shall have the right to negotiate amendments to ***.

     4.4 *** of the label paper, paperboard, film, inks and resins used in the production of the Products *** and the Pricing Schedule shall be adjusted accordingly. *** adjustments will be made January 1 and July 1 of each year provided that COORS receives written *** no later than forty-five days prior to the above review dates.

     4.5  ***


     4.6  ***


     4.7 GPC and COORS shall initiate a joint benchmarking process to identify GPC's competitiveness. The benchmarking process shall take into account the present single source supply reality of GPC's patented and proprietary processes, the quality and service expectations demanded by COORS to supply packaging and labels, the prices of Products, technological advances by GPC's competitors which may fulfill COORS packaging needs, and other relevant factors. GPC and COORS each agree to use its best efforts to mutually establish the full parameters of the benchmarking process on an annual basis and to commence the benchmarking process so established with the objective of creating an annual benchmark report by the first business day of July of each year of the Term.

     4.8 COORS shall reimburse GPC for the reasonable costs incurred by GPC for raw materials acquired by GPC for the purpose of fulfilling the obligations of GPC hereunder in the event that, as a result of changes by COORS in specifications or artwork, such materials are rendered obsolete. Obsolete raw material shall be valued at its original price. The determination of any amounts to be reimbursed pursuant to this Section 4.8 and the payment thereof shall be completed within 3 months of such materials being rendered obsolete. In no event shall the amount of reimbursement for such raw materials exceed the corresponding finished goods inventory authorized by COORS.

     4.9 The parties acknowledge that completing an order for any Products of non-promotional sustaining copy will be controlled by the minimum/maximum inventory provisions of Paragraph 5.4. Promotional material requirements and new artwork conversions will be negotiated on a case-by-case basis. Both parties will do everything possible to reach a fair and reasonable range for over or under the targeted run quantity. COORS will use its best commercial efforts to provide GPC a promotional volume requirement form two weeks prior to the print date; provided however, that COORS initiated changes within such two-week period may be subject to additional charges to COORS in accordance with Section 4.10.

     4.10 The parties acknowledge that under certain conditions additional shipping, production or other charges related to the Products and not otherwise set forth on the Pricing Schedule will be incurred subject to COORS prior approval and will subsequently be invoiced to COORS. Certain of such additional charges are set forth on the "pricing extras" schedule set forth on Schedule C hereto, incorporated herein by reference (such pricing extras schedule, as amended from time to time in accordance with the provisions of this Agreement, being the "Pricing Extras Schedule"). The Pricing Extras Schedule shall be subject to good faith renegotiation prior to January 1 of each year to take effect in such new year; provided, however, that the prices set forth in the Pricing Extras Schedule may not be changed or amended during the course of any calendar year. Items not covered in the Pricing Extras Schedule may be covered in a purchase order separate from this Agreement if requested by either COORS or GPC.

5.0  DUTIES OF GPC

     5.1 GPC shall supply the Products in accordance with the orders of a COORS Plant Services Designated Representative (as defined in Section 8.2), provided that sufficient time for production and delivery is given. If the lead time for any order by COORS is less than allowed for in Schedule D hereto, GPC shall inform a COORS Plant Services Designated Representative within 24 hours as to whether or not the delivery can be met. GPC will use it best commercial efforts to give requests and orders by COORS top priority and to fulfill the timetable requested by COORS regardless of whether any such request or order allows for normal lead times.

     5.2 A GPC Designated Representative (as defined in Section 8.3) and a representative from each supplying plant of GPC shall meet weekly with a COORS Packaging Purchasing Designated Representative (as defined in Section 8.1) for the purpose of reviewing GPC and COORS inventories and current and forecasted requirements of COORS. GPC shall deliver to a COORS Packaging Purchasing Designated Representative prior to 8:00a.m. (MST) each Tuesday a perpetual inventory, accurate as of the prior Sunday, which shall consist of finished goods, in transit and work-in-process for all Products at all GPC locations.

     5.3 All Products shall be at a quality level which meets or exceeds current material specifications of COORS as set forth in writing and provided to GPC prior to the date hereof (with respect to each Product, the "Material Specifications"). Julian dates reflect current artwork and are listed on the Artwork Table published by the COORS Technical Documents Department, and GPC will be required to sign off on all new and revised specifications. GPC shall issue without delay and upon request from a COORS Designated Representative (as defined in Section 8.2) a returned goods authorization (a "Returned Goods Authorization") with respect to any Products supplied by GPC that do not meet or exceed the Material Specifications, and such Products will be returned to GPC if they do not meet or exceed the Material Specifications, or if they do not run on the COORS' lines for which they are intended following a good faith effort by the parties to assign responsibility and resolve those instances where it is not readily apparent if the Products are within or out of specification. A COORS Designated Representative shall make a good-faith effort to obtain a Returned Goods Authorization prior to returning any rejected Products to GPC.

     5.4 GPC shall maintain finished goods inventories of the Products which will not go below two weeks or exceed 12 weeks based on the weekly requirement schedules supplied by COORS. The requirements of COORS shall be made available to GPC in accordance with procedures in effect on the date hereof. Exceptions to the two-week minimum, 12-week maximum finished goods inventory for the Products shall be considered on a case-by-case basis with the involvement of the affected brand coordinated by the appropriate COORS Packaging Purchasing Designated Representative who shall provide approval in writing by means of a written release. GPC must have inventory of finished product available to COORS Plants within the time periods provided as follows:

               (a) if final production point is GPC-Boulder or GPC-Golden, then: to COORS-Golden, 2 hours; to COORS-Memphis, 72 hours; to COORS-Shenandoah, 96 hours, or

               (b) if final production point is GPC-Lawrenceburg, then: to to COORS-Golden, 48 hours; to COORS-
               Memphis, 24 hours; to COORS-Shenandoah, 48 hours.

          The parties agree that finished goods do not include anything deemed to be work-in-process which includes, but is not limited to, film and printed or laminated roll stock.

     5.5 GPC shall use its expertise to make recommendations which will improve the Products from a quality, runability or pricing standpoint. GPC shall present all recommendations in the COORS' Technical Meeting or Cost Savings Meeting, and if a conceptual document is approved, testing will be conducted and Material Specifications revised as required. Pricing documentation shall be submitted to a COORS Packaging Purchasing Designated Representative.

          Savings identified from COORS' approved specification changes to the Products, the manufacturing processes used to make the Products, freight or any other associated COORS' approved activities or materials shall be passed on to COORS to the extent identified in writing by GPC to COORS.

     5.6 Within 60 days after the delivery of Products to COORS or within 60 days after a project has been put "on hold," GPC shall bill for all costs quoted or otherwise incurred. Failure to bill within the 60 days shall result in the right of COORS to refuse payment relating to any goods supplied, work-in-progress or services received for which payment is sought by such late billing.

     5.7 GPC shall pay for all cylinder and flexoplate maintenance and for all GPC-initiated changes. GPC shall pay for backup cylinders and flexoplates which GPC determines are required. Subject to Section 6.5, GPC shall be responsible for all backup cylinder re-etch costs. As requested, GPC will provide a COORS Packaging Purchasing Designated Representative with a by-brand update of COORS-owned cylinders and flexoplates. This update will be provided within one week of any such request.

     5.8 Written authorization to strip cylinders must be obtained from a COORS Designated Representative. GPC will be responsible for all costs associated with unauthorized stripping of cylinders.

     5.9 During the Term and for a period of three years following expiration or termination of this Agreement, GPC agrees to maintain its financial information in accordance with generally accepted accounting principles and practices consistently applied. GPC shall grant to COORS, or to others designated by COORS, reasonable access to specific accounting records, invoices and records of payment with respect to a) COORS inventories of finished goods held by GPC and b) GPC's suppliers of raw materials and services specifically used in Products.

6.0  DUTIES OF COORS BREWING COMPANY

     6.1 For non-promotional Products, COORS shall use its best commercial efforts to provide a firm two-week Products requirement list and an additional ten-week Products requirement forecast. COORS initiated changes within such two-week period may be subject to additional charges to COORS in accordance with Section 4.10.


     6.2 COORS Designated Representatives shall release to GPC in writing weekly shipment requirements of each COORS Plant for the Products. The time parameters set forth in any such release shall be consistent with the lead times to be provided GPC in accordance with Schedule D hereto or as otherwise agreed to among the parties.
          Any changes to the weekly shipment requirements of COORS subsequent to the release of such requirements to GPC shall be made by a COORS Designated Representative. COORS shall be responsible for any costs or expenses incurred by GPC to revise any supply shipments previously sent pursuant to the release of a COORS Designated Representative; provided, however, that GPC will use its best commercial efforts to keep any such costs or expenses to a minimum.

     6.3 With respect to any new Product or revision of an existing Product, a COORS Designated Representative shall provide GPC with the applicable Material Specifications. Frozen artwork shall be given to GPC through the COORS Company/Technical Documents, Quality Assurance or Product Managers. Presentation of frozen artwork shall be GPC's authorization to proceed.

          All frozen artwork presented to GPC shall include three
          Fiery thermal outputs, a digital tape/disk and a signed checklist sheet.

     6.4 COORS shall provide purchase orders to cover previously approved cost estimate expenditures. These purchase orders shall be required prior to GPC making any production runs.

     6.5 COORS shall be required to purchase all original cylinders. As set forth in Section 5.7, backup cylinders or cylinder sets and cylinder maintenance costs, including re-etching of current artwork, shall be the responsibility of GPC. COORS shall be responsible for re-etch costs on original and backup cylinders and flexoplates resulting from COORS-initiated specification changes. If specification or artwork changes require new cylinders or flexoplates, COORS shall purchase these through GPC. All costs for cylinders, flexoplates, etching and artwork preparation shall be on a pass-through basis with no markup by GPC. Appropriate backup will be attached to each GPC invoice for cylinders, flexoplates, etching and artwork preparation.

     6.6 COORS shall pay for finished goods inventories run by GPC at the request of COORS which are not released within 12 weeks from the date they were produced.
          These will be referred to as "Billed Not Shipped" ("BNS") inventory and will incur a $3.00 per pallet per month warehousing charge.

     6.7 COORS shall determine to ship or destroy obsolete or BNS inventories within six months from date of production. Exceptions must be negotiated on a case-by-case basis; provided, however, storage beyond six months will be $10.00 per pallet per month and may be stored off site.

7.0  SHIPPING TERMS

     Unless specified otherwise, all shipments made pursuant to this Agreement shall be made under the terms "FOB shipping point, freight prepaid." The shipping point for all Products with a COORS-Golden or Rocky Mountain Bottle Company destination shall be Boulder, Colorado, freight collect. The shipping point for all Products, except bottle labels and bottle carriers, with a COORS-Memphis or COORS-Shenandoah destination shall be Lawrenceburg, Tennessee.
     The shipping point for all bottle carriers and labels (until such labels are shipped from GPC-Golden plant) shall be Boulder, Colorado. Any premium freight shipments that are to be charged to COORS shall have the prior approval of COORS and COORS shall be responsible for any approved incremental freight costs.

8.0  DESIGNATED REPRESENTATIVES

     8.1 For purposes of this Agreement, any individual serving in the capacity and at the address set forth below shall be a "COORS Packaging Purchasing Designated
          Representative:"

          COORS-Golden

          Primary: Purchasing Projects Manager - Packaging Materials Coors Brewing Company
                    Mail Number BC335
                    Golden, CO 80401

                    Telephone:  (303) 277-6537

          Alternate:     Buyer
                    Coors Brewing Company
                    Mail Number BC335
                    Golden, CO 80401

                    Telephone:  (303) 277-5261 or 277-2888

          Alternate:     Packaging Purchasing Team Manager
                    Coors Brewing Company
                    Mail Number BC335
                    Golden, CO 80401

                    Telephone:  (303) 277-5883

          COORS-Shenandoah

          Primary:  Purchasing Manager
                    Coors Brewing Company - Shenandoah
                    P.O. Box 25
                    Route 4, Highway 340
                    Elkton, VA 22827

                    Telephone:  (703) 289-8138

          Alternate:     Director-Logistics
                    Coors Brewing Company - Shenandoah
                    P.O. Box 25
                    Route 4, Highway 340
                    Elkton, VA 22827

                    Telephone:  (703) 289-8227

          COORS-Memphis

          Primary:  Purchasing Manager
                    Coors Brewing Company - Memphis
                    5151 East Raines Road
                    Mail Number M100
                    Memphis, TN 38118

                    Telephone:  (901) 375-2024

          Alternate:     Finance Director
                    Telephone:  (901) 375-2026

     8.2 For purposes of this Agreement, any individual serving in the capacity and at the address set forth below shall be a "COORS Plant Services Designated Representative" (who, together with each of the COORS Packaging Purchasing Designated Representatives, shall each be a "COORS Designated Representative"):

          COORS-Golden

          Primary:  Packaging Supplies Analyst
                    Multi-Plant Scheduling Purchasing
                    Coors Brewing Company
                    Mail Number BC110
                    Golden, CO 80401

                    Telephone:  (303) 277-2426

          Alternate:     Packaging Supplies Manager
                    Multi-Plant Scheduling Purchasing
                    Coors Brewing Company
                    Mail Number BC110
                    Golden, CO 80401

                    Telephone:  (303) 277-3277

          COORS-Shenandoah

          Primary:  Critical Materials Analyst
                    Coors Brewing Company - Shenandoah
                    P.O. Box 25
                    Route 4, Highway 340
                    Elkton, VA 22827

                    Telephone:  (703) 289-8086

          Alternate:     Inventory Analyst
                    Coors Brewing Company - Shenandoah
                    P.O. Box 25
                    Route 4, Highway 340
                    Elkton, VA 22827

                    Telephone:  (703) 289-8089

          COORS-Memphis

          Primary:  Inventory Control Analyst
                    Coors Brewing Company - Memphis
                    5151 East Raines Road
                    Mail Number M100
                    Memphis, TN 38118

                    Telephone:  (901) 375-2878

          Alternate:     Plant Services Supervisor
                    Coors Brewing Company - Memphis
                    5151 East Raines Road
                    Mail Number M100
                    Memphis, TN 38118

                    Telephone:  (901) 375-2035

     8.3 For purposes of this Agreement, any individual serving in the capacity and at the address set forth below shall be a "GPC Designated Representative:"

          COORS-Golden

          Primary:  Account Representative
                    Graphic Packaging Corporation
                    350 Indiana Street, Suite 620
                    Golden, CO 80401

                    Telephone:  (303) 271-0167




          Alternate:     Account Representative
                    Graphic Packaging Corporation
                    350 Indiana Street, Suite 620
                    Golden, CO 80401

                    Telephone:  (303) 271-0103

          Alternate:     Graphic Packaging Corporation - Boulder, CO
                    3825 Walnut Street
                    Boulder, CO 80403

                    Telephone:  (303) 444-4674

                    Graphic Packaging Corporation - Lawrenceburg, TN 2006 Liberty Avenue
                    Lawrenceburg, TN 38464

                    Telephone:  (615) 762-6486

9.0  COMMITMENT TO RECYCLING

     GPC understands that COORS places a high priority on being able to have its packaging products be 100% recyclable and for those same packaging products to be produced from as high a percentage of post-consumer, recycled material as is possible. GPC shall use its best commercial efforts, including, but not limited to, committing research and development funds, to the mutually beneficial effort to finding sources and testing materials.

10.0 PERFORMANCE EVALUATION CRITERIA

     A representative from each COORS Plant shall meet with representatives from GPC at least once every three months (or more frequently as the parties may agree from time to time) for a performance review according to criteria and format detailed in the Supplier Quality Management Program, Coors Brewing Company, a copy of which has been supplied to GPC prior to the date hereof.

11.0 INSPECTION

     COORS may, at its option, inspect and test any Products ordered hereunder at any time and place to the extent practicable, including during the period of manufacturer and prior to delivery. GPC agrees to permit reasonable access to its facilities during normal business hours for such inspections and test; provided, however, that COORS shall not materially interfere with the operations of GPC during the course of any such inspections or tests. All Products shall be received subject to final inspection by COORS within a commercially reasonable time. GPC must obtain COORS' written consent prior to shipment if GPC desires other inspection arrangements. The inspection, testing, approval or acceptance by COORS of any Products provided hereunder shall not relieve GPC of its obligations with respect thereto.



12.0 EARLY TERMINATION

     12.1 Notwithstanding any other provision of this Agreement, either party may terminate this Agreement upon (a) a breach of any term of this Agreement by the other party if such breach is not cured or remedied in accordance with Section 13.1; (b) the entry of a decree or order by a court for relief in respect of the other party under bankruptcy or similar laws or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the other party or any substantial part of its property; or
          (c) the commencement by the other party of a voluntary case under bankruptcy or similar laws, or the consent or acquiescence by the other party to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such other party or any substantial part of its property, or the making by it of an assignment for the benefit of creditors.

     12.2 No termination of this Agreement shall relieve COORS from paying amounts due for Products produced by GPC prior to such termination to the extent such Products are produced in accordance with the provisions hereof, which amounts will become immediately due and payable upon any termination of this Agreement.

13.0 BREACH AND CURE; EXCUSABLE DELAYS

     13.1 In the event that any party believes the other party is in breach of the terms hereof, it shall provide written notice of such purported breach describing such breach with particularity (in fact and in legal impact) and the purported breaching party shall be granted 30 days from its actual receipt of such notice to cure said breach if it concurs that the acts or omissions described in the notice do constitute breach, in which case the breach shall be deemed to have never occurred. If, pursuant to Section 22.0, it is determined that (a) any action or inaction of the purported breaching party in fact constitutes a breach of the terms hereof and
          (b) such purported breaching party had bona fide grounds to challenge the accusation of such breach, then the breaching party shall have 15 days from the date of such determination to cure said breach and if so cured by the breaching party the breach shall be deemed to have never occurred.

     13.2 Upon written notice to the other party, COORS or GPC may suspend performance hereunder in the event of war, fire, labor difficulties, acts of God and other forces which are beyond the control of the parties affected.
          ***


14.0 WARRANTIES

     14.1 TITLE

          GPC warrants good title to all Products furnished to COORS by GPC. This warranty of title shall continue without limitation as to time. If any failure to comply with this warranty appears at any time, GPC shall defend the sale of the Products at issue against all and every person or persons whomsoever and shall indemnify and save COORS harmless from and against any losses, damages, expenses and liabilities of every kind arising out of such failure.

     14.2 DESIGN

          Where GPC, under this Agreement is to furnish, or is responsible for, the design for any Products or for a process, GPC guarantees that the same shall meet the performance requirements specified therefor in this Agreement.

     14.3 GOODS

          GPC warrants that all Products will be free from defects in materials and workmanship, will conform to applicable Material Specifications, will be merchantable and will be fit for the purpose for which they were made, advertised or intended. Unless otherwise provided herein, GPC warrants all Products for a period of six months from the date of production; provided, however, that any warranty provided under this Section 14.3 shall be based on, and adjudged pursuant to, the Material Specifications applicable to the Product in question at the time such Product was produced. These warranties are in addition to all other express or implied warranties required by law. All warranties shall survive acceptance and payment and shall run to COORS and its customers. COORS shall not be required to obtain GPC's permission to return any Products to GPC which are not in conformity with this warranty; provided, however, that a COORS Designated Representative shall make a good-faith effort to obtain a Returned Goods Authorization prior to returning non-conforming Products to GPC.

          Products not manufactured or supplied in conformity to COORS' Material Specifications may, at COORS' option:
          (a) be retained at an equitable adjustment in price, or
          (b) be returned for replacement, correction, credit or refund. GPC shall not ship replacement Products or repaired Products to COORS unless expressly requested and authorized by COORS. All returns, replacements and corrections resulting from nonconforming Products pursuant to this Section 14.3 shall be at GPC's expense, including all labor, materials, repair service, transportation and other necessary charges. GPC assumes all risk of loss or damage to goods returned by COORS while such goods are in transit.

15.0 INDEMNIFICATION

     15.1 GPC shall, at its expense, hold harmless and defend COORS against any claim or action for the infringement of any patent, copyright or trademark by GPC and shall indemnify COORS against all damages, costs and expenses arising from such alleged infringement by reason of the manufacture, sale or the use of the Products. COORS agrees to give GPC prompt notice in writing of any such claim or action for infringement and full opportunity to conduct the defense thereof. Upon such notice GPC shall, at its expense, either procure for COORS the right to continue using the Products, replace same with noninfringing goods, or modify same so they become noninfringing. Said replacement or modification shall be acceptable to COORS. At COORS' election, GPC shall remove the Products and refund the purchase price, including transportation costs thereof.

     15.2 COORS shall, at its expense, hold harmless and defend GPC against any claim or action for the infringement of any copyright or trademark of COORS incorporated or otherwise used in the artwork or other Material Specifications to be conformed with or reproduced by GPC in the production of any Product and shall indemnify and hold harmless GPC against all damages, costs and expenses arising from such alleged infringement by reason of the manufacture, supply, sale or use of any Product. GPC agrees to give COORS prompt notice in writing of any such claim or action for infringement and full opportunity to conduct the defense thereof. Upon such notice, COORS shall, at its expense, either procure for GPC the right to continue to produce the Products using the artwork or applying the Material Specifications in question or instruct GPC to modify such artwork or Material Specifications so as to cause the applicable Products to become noninfringing. The cost of any modification to a Product in accordance with this Section 15.2, both at the time of such modification and going forward to the extent there are ongoing costs, shall be at the sole expense of COORS or may be otherwise rejected by GPC.



16.0 COMPLIANCE

     16.1 GPC warrants that the facilities used and processes employed in the manufacture and delivery of the Products provided hereunder comply with all applicable federal, state, local or agency laws or regulations. GPC agrees to indemnify and hold COORS harmless for any expenses, including legal fees and fines, resulting from GPC failure to comply with said laws or regulations.

     16.2 COORS warrants that all artwork and Material Specifications with respect to each Product complies with all applicable federal, state, local or agency laws or regulations. COORS agrees to indemnify and hold GPC harmless for any expenses, including legal fees and fines, resulting from the failure of such artwork or Material Specifications to comply with such laws or regulations.

17.0 EQUAL OPPORTUNITY

     If this Agreement is subject to the regulations of the Office of Federal Contract Compliance Programs and Executive
     Orders 11246 and 11758 as amended, the Equal Opportunity Regulations at 41 CFR Subsection 601.4 and Affirmative Action Regulations at 41 CFR Subsections 250.4 and 741.4 are incorporated herein by reference, and GPC shall comply with all the requirements of these regulations in performing hereunder.

18.0 ASSIGNMENT

     Except in the case of a merger, consolidation or sale of all or substantially of the capital stock or assets of COORS or GPC, neither COORS nor GPC shall have the right or power to assign or subcontract its rights or obligations hereunder without the express written consent of the other party Any attempt to do so without such consent shall be null and void and shall give the non-consenting party the right to cancel and terminate this Agreement. In the event consent is properly given, the provisions of this Agreement shall bind and benefit the parties hereto and their representatives, successors and assigns.

19.0 WAIVER

     No waiver, amendment or modification of any of the provisions of this Agreement shall be binding on COORS or GPC unless evidenced by a written amendment duly signed by COORS and GPC.

20.0 TAXES

     All prices set forth on the Pricing Schedule and the Extras Pricing Schedule are exclusive of taxes, which shall be added to the cost of all Products supplied hereunder in accordance with applicable federal, state and local tax regulations and provisions.

21.0 GOVERNING LAW AND VENUE

     This Agreement shall be deemed to have been made and accepted in Jefferson County, Colorado, and the laws of the State of Colorado shall govern this Agreement and any interpretations or constructions thereof.

22.0 DISPUTES

     Except as otherwise provided, any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination or validity thereof, including but not limited to any disagreement or impasse regarding negotiations over pricing adjustments or amounts due and owing in accordance with Section 4.3, 4.4, 4.5, 4.6 or 4.10, shall be resolved in accordance with the procedures set forth in this Section 22.0. These procedures shall be the sole and exclusive process for the resolution of any such dispute.

     If the parties are unable to resolve any disagreement or dispute, either party may refer the matter to the Chief Executive Officers (the "CEO") of the other party by giving the other party written notice ("NOTICE"). Within 20 days after delivery of NOTICE, the CEO of both parties shall meet at a mutually acceptable time and place to exchange relevant information and to attempt to resolve the dispute. if the matter has not been resolved within 45 days after delivery of NOTICE, or if the CEO fail to meet within 20 days after delivery of NOTICE, either party may initiate mediation and, if applicable, arbitration proceedings as set forth herein.

     All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and State Rules of Evidence.

     In the event a dispute exists between COORS and GPC and the respective CEOs are unable to resolve the dispute, the parties agree to participate in a nonbinding mediation procedure as follows:

     A mediator will be selected by having counsel for each party agree on a person to act as mediator. The parties' counsel as well as the CEO's of each party and not more than two (2) other participants from each party will appear before the mediator at a time and place determined by the mediator, but not more than sixty (60) days after delivery of NOTICE. The fees of the mediator or other costs of mediation will be shared equally by the parties.

     Each party's counsel will have 45 minutes to present a review of the issue and argument before the mediator. After each counsel's presentation, the other counsel may present specific counter-arguments not to exceed 10 minutes. The 45-minute and 10-minute periods will be exclusive of the time required to answer questions from the mediator or attendees.

     After both presentations, the CEO may ask questions of the other side. At the conclusion of both presentations and the question periods, the CEO and their counsels will meet together to try and resolve the dispute. The length of the meeting will be as agreed between the parties. Either party may abandon the procedure at the end of the presentations and question periods if it feels it is not productive to go further. This mediation procedure is not binding on either party.

     The duties of the mediator are to be sure that the above set-out time periods are adhered to and to ask questions so as to clarify the issues and understanding of the parties. The mediator may also offer possible resolutions of the issue but has no duty to do so.

     After applying the mediation procedure set forth above, or if either party refuses to take part in the mediation process, the parties hereby agree to submit all controversies, claims and mattes of difference that are unresolved to arbitration in Denver, Colorado,, according to the rules and practices of the American Arbitration Association from time to time in force, except that insofar as such rules and practices are unenforceable under or directly supplemented by the Colorado Rules of Civil Procedure or any other provisions of Colorado law then in force, such Colorado rules and provisions shall govern. This submission and agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of either party if notice of the proceedings has been given to such party. The arbitrators are not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any damages in excess of compensatory damages. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by the Colorado Rules of Civil Procedure.
     All awards may be filed with the clerk of one or more courts, state or federal, having jurisdiction over the party against whom such award is rendered or such party's property, as a basis of judgment and of the issuance of execution or its collection.

23.0 AMENDMENTS

     This Agreement may not be amended except in writing properly executed by the parties hereto. Except as specifically amended, this Agreement shall remain in full force and effect.

24.0 RISK OF LOSS

     GPC shall bear the risk of loss on rejected goods after receipt of notice or rejection from COORS. If risk of loss passes at the shipping point and if GPC fails to label, pack or load the goods in an appropriate manner or to ship in the manner directed by COORS, GPC shall reimburse COORS for any loss, liability or claim resulting therefrom.

25.0 CONFIDENTIAL INFORMATION

     25.1 Any specifications, drawings, business or technical information that may be furnished or disclosed to either party in conjunction with this Agreement or that either party may be exposed to as a result of entering the property of the other while acting or performing pursuant to the terms of this Agreement shall be kept confidential, shall not be used for other purposes and shall be returned to the owner or originator thereof at such party's request.

     25.2 So long as this Agreement is in effect, without the prior consent of the other party, which may be withheld for any reason or no reason at the sole discretion of that party, neither COORS nor GPC shall, nor shall either of them permit their respective affiliates to, issue or cause the publication of any press release or other public statement or announcement of any nature with respect to this Agreement (including the existence hereof) or the transactions contemplated hereby except as may be required by law or by obligations pursuant to any listing agreement with a national securities exchange. If either COORS or GPC is required by law or obligation pursuant to any applicable listing agreement to disclose any information with respect to this Agreement or the transactions contemplated hereby, such party shall provide the other party with prompt notice of such required disclosure.

26.0 INSURANCE

     Both parties shall purchase and maintain during the performance of this Agreement at least the following types of insurance and minimum coverages:

     A) Comprehensive General Liability Insurance with a combined single limit, including bodily injury and property damage, of $1,000,000 per occurrence;

     B) Automobile Liability Insurance with a combined single limit, including bodily injury and property damage, of $1,000,000 per occurrence;

     C)   Statutory Workers' Compensation and Occupational
     Disease Disability Insurance;

     D) Employers Liability Insurance with a limit of $500,000 per occurrence.

     Notwithstanding the above requirements, either party may self-insure item C above. In the event of any material changes to either party's existing coverages, that party shall furnish to the other party evidence of such insurance coverage in the form of Certificates of Insurance, together with evidence that the insurance carrier has assumed the liability of the other party hereunder by way of contractual liability coverage provided either under a properly executed Assumption of Contractual Liability endorsement, a properly executed Broad Form Liability endorsement, or by a Certificate of Contractual Liability Insurance. All Certificates of Insurance shall provide that the other party shall be given at least 30 days written notice prior to any material change, substitution or cancellation prior to the stated expiration date. With regard to items A and B above, all insurance policies shall be "occurrence" policies rather than "claims-made" policies.


27.0 INDEPENDENT CONTRACTOR

     The parties expressly understand and agree that GPC is acting as an independent contractor unrelated to COORS or its subsidiaires or affiliates. GPC shall be solely responsible for the supervision, control and direction of its employees, servants, agents, or subcontractors performing work under this Agreement. GPC shall be responsible for paying its employees, agents, servants, or subcontractors; for witholding any and all required filing and payments for income atxes, unemployment taxes and social security taxes; and for all benefit payments and programs. Nothing in this Agreement is intended to create a relationship, express or implied, of employer/employee or principal/agent or master/servant between COORS and GPC or between COORS and any of GPC's employees, agents, servants, or subcontractors. GPC shall not incur any expense or obligation or make any representations or warranties to third parties binding upon or in the name of COORS or any of COORS' subsidiaries or affiliates.

     In this section, COORS shall mean COORS and its subsidiaries and affiliated companies and their respective officers, agents, representatives and employees. GPC shall mean GPC and its subsidiaries and affiliated companies and their respective officers, agents, representatives and employees.


28.0 ENTIRE AGREEMENT

     These terms and conditions, together with any other terms stated in any Order Releases issued by COORS pursuant to this Agreement and in any referenced attachments, constitute the entire agreement and shall terminate and supersede all prior oral or written agreements, including that certain Blanket Supply Agreement dated December 22, 1992, between COORS and GPC for this Transaction. GPC's acceptance of orders from COORS is expressly conditioned on GPC's acceptance of the terms and conditions stated herein. COORS hereby notifies GPC of its objection to any additional or different terms proposed by GPC in connection with this Agreement.

29.0 COUNTERPARTS

     This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by both of the parties and delivered to the other party.

30.0 HEADINGS

     The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

31.0 SEVERABILITY

     Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                    [SIGNATURE PAGE FOLLOWS]


BY SIGNING BELOW, both parties hereto accept this Agreement.

COORS BREWING COMPANY         GRAPHIC PACKAGING CORPORATION


By:/s/ W. Leo Kiely III         By:/s/ David H. Hofmann
      W. Leo Kiely III              David H. Hofmann
Title:  President & Chief       Title:  President & Chief
          Operating Officer               Executive Officer

Date:  February 14, 1997        Date:  February 14, 1997



*** Confidential portions omitted and filed separately with the Securities and Exchange Commission.


                           SCHEDULE A


CAN PACKAGES - COMPOSIPAC

COORS ORIGINAL
6-PACK CAN WRAP - GOLDEN
12-PACK CAN SLEEVE - GOLDEN
18-PACK CAN SLEEVE - GOLDEN
24-PACK FLAT CAN SLEEVE - GOLDEN
24-PACK TWIN STACK CAN SLEEVE - GOLDEN
30-PACK TWIN STACK CAN SLEEVE - GOLDEN
24 T.S. DIVIDER - GOLDEN
30 T.S. DIVIDER - GOLDEN

COORS ORIGINAL I.S.
12-PACK CAN SLEEVE - MEMPHIS

COORS LEGEND
6-PACK CAN WRAP - GOLDEN
12-PACK CAN WRAP - GOLDEN
24-PACK CAN WRAP - GOLDEN
12 OZ. LNNR BOTTLE CARRIERS - GOLDEN
12 OZ. AUSTRALIA BOTTLE CARRIER - GOLDEN
12 OZ. AUSTRALIA BODY LABELS - GOLDEN
12 OZ. AUSTRALIA NECK LABELS - GOLDEN

COORS LIGHT
6-PACK CAN WRAP - GOLDEN/MEMPHIS/SHENANDOAH
12-PACK CAN SLEEVE - GOLDEN/MEMPHIS/SHENANDOAH
18-PACK CAN SLEEVE - GOLDEN/SHENANDOAH
24-PACK FLAT CAN SLEEVE - GOLDEN/MEMPHIS/SHENANDOAH
24-PACK TWIN STACK CAN SLEEVE - GOLDEN/SHENANDOAH
30-PACK TWIN STACK CAN SLEEVE - GOLDEN/SHENANDOAH
10 OZ. 12-PACK CAN SLEEVE - MEMPHIS
10 OZ. 24-PACK CAN SLEEVE - MEMPHIS
24 T.S. DIVIDER - GOLDEN/SHENANDOAH
30 T.S. DIVIDER - GOLDEN/SHENANDOAH

COORS LIGHT I.S.
12-PACK CAN SLEEVE - MEMPHIS

EXTRA GOLD
6-PACK CAN WRAP - GOLDEN
12-PACK CAN SLEEVE - GOLDEN
15-PACK CAN SLEEVE - GOLDEN
24-PACK FLAT CAN SLEEVE - GOLDEN
30-PACK TWIN STACK CAN SLEEVE - GOLDEN
30 T.S. DIVIDER - GOLDEN



CAN PACKAGES - COMPOSIPAC

KEYSTONE
6-PACK CAN WRAP - GOLDEN
12-PACK CAN SLEEVE - GOLDEN
24-PACK FLAT CAN SLEEVE - GOLDEN

KEYSTONE LIGHT
6-PACK CAN WRAP - GOLDEN
12-PACK CAN SLEEVE - GOLDEN
18-PACK CAN SLEEVE - GOLDEN/SHENANDOAH
24-PACK FLAT CAN SLEEVE - GOLDEN
30-PACK TWIN STACK CAN SLEEVE - GOLDEN
30 T.S. DIVIDER - GOLDEN

KEYSTONE ICE
6-PACK CAN WRAP - GOLDEN
12-PACK CAN SLEEVE - GOLDEN
24-PACK FLAT CAN SLEEVE - GOLDEN

KEYSTONE DRY
6-PACK CAN WRAP - GOLDEN
12-PACK CAN SLEEVE - GOLDEN

CUTTER
6-PACK CAN WRAP - MEMPHIS
12-PACK CAN SLEEVE - MEMPHIS
24-PACK FLAT CAN SLEEVE - MEMPHIS

KILLIAN RED
6-PACK CAN WRAP - GOLDEN/SHENANDOAH

ZIMA
6-PACK CAN WRAP - MEMPHIS

ZIMA BERRY
6-PACK CAN WRAP - MEMPHIS

ZIMA CITRUS
6-PACK CAN WRAP - MEMPHIS

ARTIC ICE
12-PACK CAN SLEEVE - GOLDEN
24-PACK FLAT CAN SLEEVE - GOLDEN



BOTTLE PACKAGES - NON-COMPOSIPAC

COORS ORIGINAL
CONVENIENCE BOTTLE CARRIER - GOLDEN
LNNR BOTTLE CARRIER - GOLDEN
16 OZ. 4-PACK BOTTLE CARRIER - GOLDEN
BASEBALL BAT BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN
16 OZ. LABELS - GOLDEN
22/24 OZ. LABELS - MEMPHIS
32 OZ. LABELS - GOLDEN
40 OZ. LABELS - GOLDEN
W/M NECK LABELS - GOLDEN

COORS LIGHT
CONVENIENCE BOTTLE CARRIER - GOLDEN/MEMPHIS/SHENANDOAH
LNNR BOTTLE CARRIER - GOLDEN/MEMPHIS/SHENANDOAH
7 OZ. BOTTLE CARRIER - MEMPHIS
16 OZ. 4-PACK BOTTLE CARRIER - GOLDEN/MEMPHIS
BASEBALL BAT BOTTLE CARRIER - GOLDEN/MEMPHIS
12 OZ. BODY LABELS - GOLDEN/MEMPHIS/SHENANDOAH
12 OZ. NECK LABELS - GOLDEN/MEMPHIS/SHENANDOAH
7 OZ. LABELS - MEMPHIS
16 OZ. LABELS - GOLDEN/MEMPHIS
22/24 OZ. LABELS - MEMPHIS
32 OZ. LABELS - GOLDEN/MEMPHIS
40 OZ. LABELS - GOLDEN/MEMPHIS
W/M NECK LABELS - GOLDEN/MEMPHIS

EXTRA GOLD
CONVENIENCE BOTTLE CARRIER - GOLDEN
LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN
32 OZ. LABELS - GOLDEN
40 OZ. LABELS - GOLDEN
W/M NECK LABELS - GOLDEN

KEYSTONE LIGHT
LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN
32 OZ. LABELS - GOLDEN



BOTTLE PACKAGES - NON-COMPOSIPAC

CUTTER
LNNR BOTTLE CARRIER - MEMPHIS
12 OZ. BODY LABELS - MEMPHIS
12 OZ. NECK LABELS - MEMPHIS

KILLIAN RED
LNNR BOTTLE CARRIER - GOLDEN/SHENANDOAH
12 OZ. BODY LABELS - GOLDEN/SHENANDOAH
12 OZ. NECK LABELS - GOLDEN/SHENANDOAH
22/24 OZ. LABELS - MEMPHIS

KILLIAN BROWN
LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN

KILLIAN HONEY
LNNR BOTTLE CARRIER - MEMPHIS
12 OZ. BODY LABELS - MEMPHIS
12 OZ. NECK LABELS - MEMPHIS
22/24 OZ. BODY LABELS - MEMPHIS

ZIMA
LNNR BOTTLE CARRIER - MEMPHIS
12 OZ. BODY LABELS - MEMPHIS
12 OZ. NECK LABELS - MEMPHIS
22/24 OZ. LABELS - MEMPHIS
8 OZ. 4-PACK BOTTLE CARRIER - MEMPHIS
8 OZ. BODY LABELS - MEMPHIS
8 OZ. NECK LABELS - MEMPHIS
12 OZ. JAPAN BODY LABELS - MEMPHIS
12 OZ. JAPAN NECK LABELS - MEMPHIS

ZIMA BERRY
LNNR BOTTLE CARRIER - MEMPHIS
12 OZ. BODY LABELS - MEMPHIS
12 OZ. NECK LABELS - MEMPHIS

ZIMA CITRUS
LNNR BOTTLE CARRIER - MEMPHIS
12 OZ. BODY LABELS - MEMPHIS
12 OZ. NECK LABELS - MEMPHIS



BOTTLE PACKAGES - NON-COMPOSIPAC

ARTIC ICE
LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN

COORS DRY
LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN

WINTERFEST
12 OZ. LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABEL - GOLDEN
12 OZ. NECK LABEL - GOLDEN

HERMAN JOSEPHS
LNNR BOTTLE CARRIER - GOLDEN
12 OZ. BODY LABELS - GOLDEN
12 OZ. NECK LABELS - GOLDEN
22 OZ. BODY LABELS - GOLDEN

MEMPHIS BROWN
LNNR BOTTLE CARRIER - MEMPHIS
12 OZ. BODY LABELS - MEMPHIS
12 OZ. NECK LABELS- MEMPHIS




                           SCHEDULE B
                      COORS BREWING COMPANY
                     JANUARY 1997 PRICE LIST

                         1997 SALES PRICE         BASE PRICING
PACKAGE                  PER THOUSAND             RUN QUANTITY

6 - PACKS                      ***                     ***
     LIGHT
     ORIGINAL COORS
     LEGEND
     EXTRA GOLD
     KEYSTONE
     KEYSTONE LIGHT
     KEYSTONE ICE
     CUTTER
     KILLIAN RED
     ZIMA


12 - PACKS                     ***                    ***
     LIGHT
     LIGHT I/S
     LIGHT 10 OZ.
     ORIGINAL COORS
     ORIGINAL COORS I/S
     LEGEND
     EXTRA GOLD
     KEYSTONE
     KEYSTONE LIGHT
     KEYSTONE DRY
     KEYSTONE ICE
     CUTTER
     ARTIC ICE



15 - PACKS                      ***                   ***
     EXTRA GOLD


18 - PACKS                      ***                   ***
     LIGHT
     ORIGINAL COORS
     KEYSTONE LIGHT


24 - PACKS FLAT                 ***                   ***
     LIGHT
     ORIGINAL COORS
     LEGEND
     EXTRA GOLD
     KEYSTONE
     KEYSTONE LIGHT
     KEYSTONE ICE
     CUTTER
     ARTIC ICE


24 - PACKS TWIN-STACK           ***                   ***
     LIGHT
     ORIGINAL COORS
     DIVIDER - PLAIN
     DIVIDER - WITH PRINTING


30 - PACKS                      ***                   ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD
     KEYSTONE LIGHT
     DIVIDER - PLAIN


12 OZ. LNNR BOTTLE CARRIERS     ***                   ***
     LIGHT
     ORIGINAL COORS
     LEGEND
     EXTRA GOLD
     COORS DRY
     KEYSTONE LIGHT
     CUTTER
     KILLIAN RED
     KILLIAN BROWN
     KILLIAN HONEY
     ZIMA
     ZIMA CITRUS OR BERRY
     ARTIC ICE
     HERMAN JOSEPHS
     MEMPHIS BROWN
     WINTERFEST
     BLANK


12 OZ. CONVENIENCE BOTTLE CARRIERS    ***             ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD



7 OZ. BOTTLE CARRIERS           ***                   ***
     LIGHT

8 OZ. 4 - PACK BOTTLE CARRIERS  ***                   ***
     ZIMA

16 OZ. 4 - PACK BOTTLE CARRIERS ***                   ***
     LIGHT
     ORIGINAL COORS

BASEBALL BAT BOTTLE CARRIERS    ***                   ***
     LIGHT
     ORIGINAL COORS

12 OZ. BODY LABELS              ***                   ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD
     COORS DRY
     KEYSTONE LIGHT
     CUTTER
     KILLIAN RED
     KILLIAN BROWN
     KILLIAN HONEY
     ZIMA
     ZIMA CITRUS OR BERRY
     ARTIC ICE
     HERMAN JOSEPHS
     MEMPHIS BROWN
     WINTERFEST

12 OZ. NECK LABELS               ***                  ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD
     COORS DRY
     KEYSTONE LIGHT
     CUTTER
     KILLIAN RED
     KILLIAN BROWN
     KILLIAN HONEY
     ZIMA
     ZIMA CITRUS OR BERRY
     ARTIC ICE
     HERMAN JOSEPH
     MEMPHIS BROWN
     WINTERFEST

7 OZ. LABELS                     ***                  ***
     LIGHT BODY
     LIGHT NECK

8 OZ. LABEL                      ***                  ***
     ZIMA BODY

16 OZ. BODY LABELS               ***                  ***
     LIGHT
     ORIGINAL COORS

22 OZ. & 24 OZ. LABELS           ***                  ***
     LIGHT
     ORIGINAL COORS
     ZIMA BODY
     ZIMA NECK
     KILLIAN RED
     HERMAN JOSEPHS

QUART BODY LABELS                ***                  ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD
     KEYSTONE LIGHT

40 OZ. BODY LABELS               ***                  ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD

WIDEMOUTH NECK LABELS            ***                  ***
     LIGHT
     ORIGINAL COORS
     EXTRA GOLD


*** Confidential portions omitted and filed separately with the Securities and Exchange Commission.



                           SCHEDULE C
                         PRICING EXTRAS

ITEM                                    COST

Over-the-road freight versus            ***
standard piggyback trailers.

***

Freight costs for cylinders.            ***

Obsolete raw material.                  ***

Obsolete finished product.              ***

Expedited artwork preparation and       ***
proofing costs to meet the target
date.


BRIDGE RUNS/MAKE-READIES

Print runs below the base quantities listed on Schedule B may be subject to Make-Ready charges in the following amount:

          6 - Packs                     ***
          12 - Packs
          15 - Packs
          18 - Packs
          24 - Packs Flat
          24 - Packs Twin Stack
          30 - Packs Twin Stack
          Bottle Cariers
          Labels

     ***


MIX LOAD HANDLING FEES       ***


*** Confidential portions omitted and filed separately with the Securities and Exchange Commission.



                        SCHEDULE D
  REQUIRED LEAD TIMES FOR PRODUCTION, SHIPPING OR CHANGES

EVENT                         NORMAL LEAD TIME REQUIRED

Delivery of finished goods    GPC shall deliver finished
                              goods to COORS in accordance
                              with the time parameters set
                              forth in Section 5.4.

New Graphics with existing    Straight-Line Graphics:
Product types and material    (i.e., maintenance, promotional
specifications.  (For         snipe-primary or secondary)
purposes of providing
guidelines only.              *** from receipt of COORS
Deviations from these         frozen final art to GPC.  ***
guidelines will be            to print, finish and ship to
necessary from time to time   COORS.
and will be negotiated on a
case-by- case basis.)
                              Process Graphics/Converted
                              Graphics:
                              ***  from receipt of COORS
                              frozen final art to GPC.
                              (Three fiery thermal outputs
                              must accompany any digital
                              tapes along with transparencies
                              or color keys from reference.)
                              ***  to print, finish and ship
                              to COORS.

                              Labels:
                              ***  from receipt of COORS
                              frozen final art to GPC.  ***
                              to print, finish and ship to
                              COORS.

                              Any changes or short lead times
                              will result in additional costs
                              to expedite delivery. GPC will
                              make best efforts to define
                              those additional costs prior to
                              final COORS decision.

Repeat orders on existing     Availability is ***  from
Products where COORS'         receipt of order.
requirements exceed
inventory levels covered in
Section 5.4.

*** Confidential portions omitted and filed separately with the Securities and Exchange Commission.